Noncontrolling Interests and Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2017
Noncontrolling Interests and Redeemable Noncontrolling Interests
Noncontrolling Interests and Redeemable Noncontrolling Interests

16.Noncontrolling Interests and Redeemable Noncontrolling Interests

In the first quarter of 2017, certain of the Group’s subsidiaries and VIE (together referred as “Netease Cloud Music”) and some investors entered into several investment agreements to issue equity interests of Netease Cloud Music with preferential rights to certain investors for a total cash consideration of RMB600.0 million (US$92.2 million). In addition, NetEase Cloud Music issued equity interest to one investor for a total cash consideration of RMB150.0 million (US$23.1 million). After the issuance of the equity interests, the investors together held approximately 12.59% equity interests in Netease Cloud Music.

The Group determined that the equity interests with preferential rights of RMB600.0 million should be classified as redeemable noncontrolling interests since they are contingently redeemable upon the occurrence of a conditional event, which is not solely within the control of the Company. The redemption price equals initial investment plus annual interests. Equity interests issued of RMB150.0 million was classified as noncontrolling interests.

In April 2018, a subsidiary of the Group issued equity interests with preferential rights to a group of investor. The Group determined that the equity interests with preferential rights should be classified as redeemable noncontrolling interest since they are contingently redeemable upon the occurrence of a conditional event, which is not solely within the control of the Company.